AGREEMENT TO REDEEM OPTIONS FOR SHARES

     THIS AGREEMENT is made and entered into effective as of September______ , 2001, by and between HANOVER GOLD COMPANY, INC, a Delaware Corporation whose principal business address is 424 S. Sullivan Road, Veradale Washington 99037 (hereinafter referred to as "Optionor") and _______________________ whose address is _______________________________ (hereinafter referred to as "Optionee").

     WHEREAS Optionee is the holder of options for ________ shares of the Optionor's common stock; and

     WHEREAS Optionor proposes to redeem the options for shares of its common stock; and

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties, intending to be legally bound, agree as follows:

The undersigned Optionee hereby relinquishes and releases all of his options for ________ shares of Optionor's common stock (the "Options") and disclaims any right to such Options whether granted pursuant to Hanover's 1998 Equity Incentive Plan or a Stock Option Agreement.

Optionor hereby redeems all of Optionee's Options and agrees to have issued in Optionee's name ________ shares of its common stock.

3. Optionee acknowledges that the shares being exchanged for the Options have not been, and will not be, registered under the Securities Act and may
      only be sold pursuant to a specific exemption or exemptions from the registration provisions of the Securities Act.

Optionee represents that the shares he receives for the Options will be held for his own account and not with the view to, or for resale in connection with, any distribution thereof.

Optionee acknowledges Optionor's right to cancel his Options upon the issuance of _______ shares of Optionor's common stock in Optionee's name.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The parties agree that this Agreement may be transmitted between them by facsimile machine. The parties intend that fax signatures constitute original signatures and that a faxed agreement containing the signatures (original or faxed) of all the parties is binding on the parties.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.





OPTIONOR



BY:______________________________
      Hobart Teneff, President


OPTIONEE


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